Exhibit 99.1

The Gateway to Bitcoin Financial Services January 2025 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc

2 [ ] Disclaimer About this Presentation This investor presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential private placement of securities of FTAC Emerald Acquisition Corp. ("Emerald") in connection with a potential business combination (the “Business Combination”) between Fold Inc. (the “Company”) and Emerald and related transactions and for no other purpose. The information contained herein does not purport to be all - inclusive and none of Emerald, the Company or their respective representatives or a ffi liates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and is intended for the recipient hereof only. Forward Looking Statements This Presentation contains certain forward - looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination. Forward - looking statements generally relate to future events or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products and services, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the Company to grow and manage growth, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products and services. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward - looking statements. Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed relating to the Business Combination and the proxy statement/prospectus contained therein. Industry and Market Data In this Presentation, the Company relies on and refer to certain information and statistics obtained from third - party sources which the Company believes to be reliable. The Company has not independently verified the accuracy or completeness of any such third - party information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Important Information for Investors and Stockholders This Presentation relates to a proposed transaction between Emerald and the Company. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Emerald intends to file a registration statement on Form S - 4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of Emerald, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Emerald stockholders. Emerald also will file other documents regarding the proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of Emerald are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Emerald through the website maintained by the SEC at www.sec.gov. Participants in the Solicitation Emerald and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Emerald’s stockholders in connection with the proposed Business Combination. A list of the names of the directors and executive officers of Emerald and information regarding their interest in the Business Combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. Strictly Private & Confidential. Do Not Distribute. © Fold, Inc

Sponsor Overview

COHEN CIRCLE | Industry Leading Sponsors, Backed by a Prominent Team

Summary

Strong Strategic Partner
Sponsor team brings deep expertise in payments & financial services

Leader in the SPAC Market
A pioneer in the evolution of the SPAC structure & unlocking significant value

Experienced Team
Operational & financial expertise with an investor lens to complement Fold

Impressive Track Record
Strong reputation with institutions for partnering with quality companies

Experienced Team

Brace Young
CEO & President, FTAC Emerald

Betsy Cohen
Chairman of the Board, FTAC Emerald

Daniel Cohen
Co-Founder, Cohen Circle

Amanda Abrams
CEO, Cohen Circle

Select Portfolio Companies

Company	Result	Detail
cardconnect	+90% return[1]	From IPO to sale to First Data in July 2017
intermex	+104% return[2]	Since IPO
paya	$250mm+	Upsized PIPE
Payoneer	$300mm	Upsized PIPE
P / W / P Perella Weinberg Partners	+164% return[3]	Since IPO

1) Return on units based on acquisition consideration paid by First Data of $15.00 per share of CCN common stock and $3.99 per CCN warrant (assumes warrants were issued within 30 days of acquisition closing), per tender offer statements filed by CCN and First Data with the SEC on 06.07.2020
2) Return based on IMXI common stock closing price as of 01.22.2025. For each whole warrant, reflects 0.201 shares of IMXI common stock and $1.12 in cash issued to warrant holders pursuant to IMXI's Offer to Exchange Warrants filed on Form S-4 with the SEC on 3.28.2019
3) Return based on PWP common stock closing price as of 01.22.2025

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4 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Introductions Today’s Presenters Will Reeves CEO & Co - Founder Wolfe Repass Chief Financial Officer Jonathan Kirkwood Chairman of the Board

5 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Bitcoin Overview A Fast - Growing Brand & Rapid Adoption Trends The internet launched in 1983, while bitcoin, introduced in 2009, has shown a notably faster adoption rate. Comparing adoption across their existence highlights bitcoin's accelerated growth Among the Best Performing Assets of the Last Decade 1 2 , 7 7 0%+ Since January 2019 2 Bitcoin vs the Internet Adoption: Total customers (Millions) 3 1) Forbes, bitcoin Price History 2009 to 2022, 04.16.2024 2) Market data from 01.01.2019 to 31.12.2024 3) Our World In Data, Glassnode. Total number of bitcoin addresses used as proxy for the number of bitcoin users 3 25 59 115 210 354 465 596 760 923 1,071 1,241 1,363 7 9 10 20 39 72 116 180 272 389 490 647 758 889 1,007 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 2005 2004 2003 2002 2000 2001 nternet Users 1999 I 1998 n Users 1997 Bitcoi 1996 1995 1994 1993 1992

6 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Note: Market data as of 01.21.2025 Market Backdrop Bitcoin has Outperformed Key Assets, Indices & Big Tech Since Jan 2019 Big Tech Key Assets & Indices (Gold) (Silver) (Bonds) 2,771.8% 193.7% 141.3% 114.0% 97.1% (10.7%) 464.6% 321.9% 285.5% 224.9% 207.2%

7 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Bitcoin has a fixed supply unlike traditional fiat currency and has the potential to protect people from excessive money printing that can lead to inflation Bitcoin has the Potential to Protect Everyday People from Inflation The New Standard 1) Federal Reserve Bank of Minneapolis, Customer Price Index, 1913 2) New York Fed, Independent Institute, U.S Department of State, Office of the Historian, Nasdaq 3) Federal Reserve Bank of St. Louis, Q1 Median Housing Prices, Market Prices based on Jan 1st of each year $426,800 ~10 Bitcoin 2024 $329,000 ~46 Bitcoin 2020 $ 299,800 ~690 Bitcoin 2016 The Dollar is Inflationary 1,2 $0.00 1913 1923 1933 1943 While Bitcoin has been Deflationary 3 $0.20 $0.40 $0.60 $0.80 $1.00 1953 1963 1973 1983 1993 2003 2013 2023 2033 1971 : Nixon ends Bretton Woods; starts modern day Fiat currency system 1913 : Federal Reserve is Created 1944 : Bretton Woods established USD as the worlds reserve currency 2033 : Assuming 4% inflation per year for ’23 – ’33 the $ value will drop to $0.01 ’13 – ’68: First 50 years $USD Lost 77% of Value ’68 – ’23: Second 50 Years $USD Lost 90% of Value 2023 : Purchasing power decreases to $0.02 from 1913 levels ’23 – ’33: 10 Years $ USD May Lose ~50% of Value

8 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Company Overview Fold is a Gateway to Bitcoin - Based Financial Services for an Expanding Network Customer Highlights 4 Company Highlights ~$55M 580K #1 2019 In Monthly Total Bitcoin Rewards Card 1 Year Volume Accounts Founded $2.3B+ $40M+ 1,000+ Top 9 In Total Rewards Bitcoin Public Bitcoin Volume Distributed 5 Holdings 3 Treasury 2 Strategic Partners <$10 64% Customer Customers Want Bitcoin Acquisition Cost Financial Services 1) Forbes, Best Crypto Rewards Cards of July 2024 2) Bitcoin holdings from Bitcoin Treasures (Coinkite, Inc) as of 01.22.2025. Excludes miners and exchanges 3) Bitcoin holdings as of 10.03.2024 4) Based on historical company data & customer surveys from 2022 – 2024. Period of data collection may vary across the different statistics 5) Based on Bitcoin price of $64,480 as of 07.16.2024

Products Overview

Fold's Current Product Offerings


DEBIT
VISA

Debit Card & FDIC Cash Account

- Visa **Prepaid Debit Card** for spending and bitcoin rewards
- **Checking Account** (FDIC) for direct deposit & bills
- Up to **1.5%** back in bitcoin on top spending categories, mortgage, rent and bills
- **~2x higher rewards** than the leading cash back debit card



Rewards Network

- **Bitcoin rewards** on all transactions
- **Expansive merchant** rewards network
- Customers can **win up to 1 full bitcoin per spending transaction**
- Up to **20%** bitcoin rewards at **100M+** top merchants



Insured Bitcoin Custody & Trading

- Buy bitcoin with **low to zero fees**
- Withdraw bitcoin **instantly**
- **Set amount** to buy daily, weekly, or monthly
- Bitcoin purchases via **Round-Ups** on every Fold Card transaction

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10 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Platform Strengths Delivering Value for Stakeholders Bitcoin financial services platform that seamlessly integrates dollars with bitcoin & making way for powerful new financial products Financial Automations enable automatic paycheck conversion to bitcoin, recurring investment and round - ups on purchases Fold’s Merchant Offers are among the most extensive rewards networks with card - linked offers, gift cards and affiliate offers Debit Card & FDIC Insured Cash Account allows customers to spend on everyday goods and pay monthly bills, earning bitcoin rewards on each transaction Insured bitcoin Custody and Zero Fee Trading allows customers to save money on trading commissions and take control of their financial stability Bitcoin Treasury & Accumulation strategy increases potential bitcoin exposure for both Fold and our shareholders 01 02 04 03 06 05

11 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Note: Based on historical company data & customer surveys from 2022 – 2024. Period of data collection may vary across the different statistics Customer Base Statistics Highly Engaged Base with Potential for Cross Selling 83% Are aged between 25 - 54 years 46% Want access to credit & loans 65% Make over $100K 84% Interested in a business account 80% Have prime credit 87% Of premium customers engage in 2+ products

12 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Product Roadmap Comprehensive Financial Services Driven by High Customer Engagement Credit Card Loans Business Accounts Strong Customer Involvement 1 Banking & Payments Merchant Rewards Joint Accounts Custody & Trading 1) Based on historical company data & customer surveys from 2022 – 2024 Deep Customer Penetration

13 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Bitcoin as a Reserve Asset is Gaining Momentum from a Regulatory Standpoint Bitcoin as a Treasury Strategy Digital Transformation: Several government organizations are undertaking major steps into digital finance by proposing investments into cryptocurrencies Truly Global Currency: Adding a truly globally acceptable electronic currency such as Bitcoin into a mix of diversified assets including gold, U.S. dollars, and Euros is appealing for several countries Impact of Recent U . S . Elections : The new administration already took steps to bring clarity into cryptocurrency legislation increasing Bitcoin’s potential to become a reserve asset Safety & Security : To ensure funds are safe, many of the proposals outline rigorous security protocols & strict rules to avoid any misuse of public funds Countries & States that Created, Proposed or are Rumored to be Considering a Crypto Reserve Commentary Proposal Date State 01.21.2025 Utah 01.18.2025 Arizona 01.17.2025 Wyoming 01.17.2025 Massachusetts 01.15.2025 Oklahoma 01.10.2025 North Dakota 01.10.2025 New Hampshire 12.12.2024 Ohio 12.12.2024 Texas 11.14.2024 Pennsylvania Date Status Country 09.07.2021 Created El Salvador 11.29.2024 Legislative Proposal Brazil 01.23.2025 Executive Order to Explore United States 01.22.2025 Rumored to be Exploring *Slovenia 01.08.2025 Under Consideration *Czech Republic 12.31.2024 Referendum in Process *Switzerland 12.22.2024 Endorsed by Political Leaders *South Africa 12.14.2024 Endorsed by Political Leaders *Japan 12.11.2024 Under Consideration *Russia 11.19.2024 Endorsed by Political Leaders *Poland * represents countries that have not made official statements in support of a Cryptocurrency Reserve but are rumored to be considering in the future, per news articles

Bitcoin as a Treasury Strategy

Bitcoin Stacking | A Unique Strategy to Capture Potential Upside from Bitcoin Appreciation

Top Public Companies with Bitcoin Stacking Strategy & their Current Bitcoin Holdings[1]

FOLD **1,000+[2]**	MicroStrategy 461,000	TESLA 9,720	BLOCK 8,363
boyaa 3,183	Semler Scientific 2,321	METAPLANET 1,762	NEXON 1,717
AKER 1,170	CANGO 灿谷 934	KULR 510	MS 500

Commentary

Appreciation: Due to the pace of bitcoin adoption, the price of bitcoin is expected to increase over the long term

Inflation Hedge: Bitcoin's limited lifetime supply can make it a hedge against inflation and the devaluation of fiat currencies due to its fixed supply and increasing demand

Global Liquidity: Bitcoin's 24/7 global market presence provides companies with the flexibility to manage finances efficiently, offering quick access to funds when needed

Diversification: Incorporating Bitcoin as a treasury strategy diversifies a company's asset base, reducing reliance on traditional financial instruments and potentially enhancing overall portfolio upside

1) Bitcoin holdings from Bitcoin Treasures (Coinkite, Inc) as of 01.22.2025. Excludes miners and exchanges
2) Bitcoin holding as of 10.03.2024

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14

Monetization

How Fold Generates Revenue



Customers
Customers earn more bitcoin & require more financial services
Customers actively engage in spending activities on the network, driving transaction volume
Subscription Plans for premium features & services
Insurance Premiums on assets under custody
Interchange on all card transactions
Business Accounts with access to all existing product lines
FOLD
Satsflow[1] Engine
Revenue Share on merchant offers & partnerships
Expanded Credit Offerings with interest & BTC appreciation shares
Transaction Spreads on bitcoin transactions
Transaction Fees – ATM, international, instant transfers & bitcoin
Current Offerings
Future Opportunities
Increased network volume grows the amount of bitcoin in the treasury
Bitcoin Treasury

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1) "Satsflow" measures the incremental amount of bitcoin generated through our corporate activities. "Sats," or "Satoshis," represent the smallest unit of bitcoin, with each bitcoin consisting of 100,000,000 satoshis

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Bitcoin as a Treasury Reserve Asset

Fold has Amassed 1,000+ Bitcoin in Our Corporate Treasury

Bitcoin is an Additional Lever to Accrue Value

Fold is tracking to be the first publicly traded ***pure play bitcoin financial services company***

- ✓ US public companies have **$6.9 trillion** in cash reserves[1]. Yet only **<0.1% of US companies** can own 1K+ bitcoin on balance sheet due to supply limitations[2]
- ✓ Fold plans to be the first public company to debut with **1,000+ bitcoin treasury[3]**
- ✓ **MicroStrategy is up 2,560%+** over last 5 years, outperforming bitcoin by **2.3x+[4]**

1) Yahoo Finance, Top 20 companies with the most cash reserves, 02.16.2024
2) Per bitcoin whitepaper the total supply of bitcoin is limited to 21 million and per Certified EO there are 33 million total U.S companies. The total number of companies that can own 1K bitcoin would be (21 million / 1000) / 33 million or <0.1% of total U.S companies
3) Bitcoin holdings as of 10.03.2024
4) Market data as of 01.21.2025

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16

Customer Benefits

Expanding Access to Wealth Creation for Fold's Customers

116%+

Value of Fold's Bitcoin Rewards Compared to Cash Rewards[4]



Cash Value of Rewards
BTC Value of Rewards
$43.5M
$20.1M
Q3 2019
2020
2021
2022
2023
2024

Commentary

50% of Americans have no savings or less savings than prior years.[1] Fold democratizes wealth creation by aiming to make bitcoin accessible to everyone. Since Q3'19, our bitcoin rewards have outpaced inflation and typical credit card perks

64% of Americans believe the American Dream is no longer possible.[2] Every purchase empowers customers to take ownership of their financial future and reinvigorate the American dream

54% of bitcoin ecosystem is powered by renewable energy sources.[3] Fold seeks to be a fintech leader by spearheading efforts in clean energy adoption within the bitcoin ecosystem

1) Nasdaq, Americans Do Not Have Enough Savings, 01.02.2023
2) Wall Street Journal, Voters See American Dream Slipping Out of Reach, WSJ/NORC Poll Shows, 11.24.2023
3) Yahoo Finance, Bitcoin mining's green mile, 01.18.2024
4) Graph shows relative value of cash rewards vs bitcoin rewards using the aggregate Fold rewards as a case study. Data as of 07.17.2024

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18 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Financials Our Model Powers Our Earnings Generation Formula Opportunity Customers ARPU 1 Costs Rapidly Growing Base Average Revenue Per Customer Low - Cost Operating Platform Fold’s Earning Power 1) ARPU is defined as Total Revenue over a period divided by Total Active Accounts

Financials

Fold Expects User Growth to Increase over 2024 & 2025, in Line with the Bitcoin Halving Cycle

Year[1]	FOLD EOP User Growth %	EOP Price Change %[2]
2019	49.5%	94.3%
2020	**196.9%**	**305.1%**
2021	84.5%	59.8%
2022	10.7%	(64.2%)
2023	5.9%	153.0%

Bitcoin halving year   Improved growth compared to prior period

Commentary[1]

- Bitcoin halvings are reoccurring events that take place every four years & cut the **reward for bitcoin mining in half**
- **Halvings are aimed at counteracting inflation** by maintaining scarcity in supply & incentivizing miners to keep processing bitcoin transactions
- Based on the **historical expansion** of Fold's user base **2020-2021**, halving events are generally bullish for bitcoin & bitcoin-based platforms
- While there are many other factors influencing bitcoin's price & volume, Fold expects the most recent halving from **April 2024** to **drive strong user & network growth** in the go forward

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1) Forbes, Bitcoin Halving: How It Works And Why It Matters, 04.20.2024
2) Factset data as of December 31st of each year

19

Financials

Customer Acquisition Funnel



All Customers
Rewards Accounts[1]
Verified Accounts[2]
Premium Customers[3]
13x Customer LTV / CAC[4,5]
26x Customer LTV / CAC[4,5]
37x Customer LTV / CAC[4,5]

Commentary

- Fold's **575K+ accounts** provide an opportunity to drive significant customer expansion
- As customers move down the funnel to the premium category, their **LTV / CAC has the potential to increase exponentially**
- Fold's **premium customers** generate **high margin recurring revenue** through Fold's monthly and annual subscription offerings
- Premium customers have the longest average lifetime on the platform **(~23 months)** which we expect to increase in the future
- We believe Fold's **industry leading LTV / CAC** will support the acquisition of new accounts at a **cost-effective rate** to drive substantial user growth

1) Rewards Accounts are defined as Fold customers that have earned bitcoin rewards on our platform
2) Verified Accounts represent users who have gone through Know Your Customer ("KYC") verification to participate in our banking and exchange products
3) Premium customers including subscribers to Fold+
4) Customer LTV calculated in accordance with the following formula for each product within a given customer segment and aggregated across all products for such customer segment): LTV = Avg. ticket size x Avg. # of transactions per month x gross margin % x retention period, calculated based on gross revenues. Retention period derived from Company's historical data generally. All other factors in formula derived from the Company's data with respect to the 6-month period ended 6.30.2024
5) CAC includes sign-up bonuses and traditional marketing / ads

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20

Financials

Top Line Financial Profile

Revenue ($M)


~29%
2022 – 2025E Revenue CAGR
$28.9M
$21.5M
$24.0M
$61.6M
Avg. '22-'24 Marketing Spend: ~$330K
~12X
Marketing Budget:
$3M
2022
2023
2024[1]
2025[1]

Commentary

- Over the past 2 years, Fold has undertaken one-time strategic changes in sales channels, custody partner(s) & marketing efforts to **drive longer-term revenue & gross margin improvements**
- Historically, Fold's traditional marketing spend has been ~**5% of operating budget** on average. Since we have been focused on **creating leading financial products for customers,** we expect to allocate **25%+** of our operating budget in 2025E towards marketing & customer acquisition[1]
- **We believe Bitcoin appreciation & adoption** will continue to support Fold's platform growth in the future
- **New products** such as credit cards, insurance and yield on assets under custody are expected to **unlock opportunities for cross selling**

1) This is a goal and is forward-looking. Actual results will vary, and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that this goal will be achieved, and the Company undertakes no duty to update its goals

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Financials

Diversifying Revenue Streams


4%
$24.0M
2024E Revenue[1]
96%

Credit & Loans:

- ✓ New credit card product is **expected to launch in 2025**
- ✓ Strong **interest** from existing user base
- ✓ High potential to cross sell with Fold's **65K+ debit card holders**


3%
43%
$61.6M
2025E Revenue[1]
54%

Custody & Trading:

- ✓ **Growing** assets under custody
- ✓ Greater monetizable **volumes**
- ✓ **Unlock** non-cardholders
- ✓ Expected geographic **expansion**
- ✓ **New monetization** avenues such as revenue share on AUC & premiums on insurance

Banking & Payments:

- ✓ Expected greater **market penetration**
- ✓ New customer acquisition through **higher marketing spend**
- ✓ **Minimize dependence** on growth solely through new products
- ✓ **New products** such as Bill Pay, Joint accounts & Business Accounts

Banking & Payments | **Custody & Trading** | **Credit & Loans**

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1) This is a goal and is forward-looking. Actual results will vary, and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that this goal will be achieved, and the Company undertakes no duty to update its goals

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Customer Profile

Fold Attracts High Value & Diverse Customers

Illustrative Customer Profile



Alex Smith

"Fold has become the best place to buy Bitcoin. You can also earn sats on each purchase. Not to mention all the new gift card merchants they've added. Definitely worth checking out if you like stacking."
- Testimonial from one of Fold's real customers

Customer Highlights

$220K	795	40	$1.2M	$600K
Household Income	*Credit Score*	*Age*	*Net Worth*	*Bitcoin Holdings*

Bio

Alex is a tech-savvy professional with a strong interest in financial independence and innovative technologies. With a stable career in software engineering, Alex has always been on the lookout for ways to optimize personal finances and explore new investment opportunities. Two years ago, Alex upgraded to Fold's premium services to gain access to advanced financial tools and resources.

Financial Goals

- Achieve **financial independence** by the age of 45
- **Diversify** investment portfolio with a focus on digital assets like Bitcoin
- Utilize Fold's services to make informed investment decisions and optimize returns

Household Income[1]


$0-$49,999
8%
$50,000-$89,999
15%
$90,000-$149,999
28%
$150,000-$199,999
14%
$200,000+
23%
Prefer not to Answer
13%

Age[1]


18-24
1%
25-34
15%
35-44
40%
45-54
28%
55+
16%

Credit Score[1]


300-580
1%
580-640
5%
640-700
11%
700-750
22%
750-850
59%

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1) Based on historical company data & customer surveys from 2022 – 2024

23

Management Team

Visionary Leadership for Fold's Next Growth Phase



Will Reeves

CEO & Co-Founder

A3 VENTURES | Bynd | thesis* | Berkeley UNIVERSITY OF CALIFORNIA

- Extensive background across payments, blockchain & venture
- Previously, **Head of Payments** at Thesis & a **Venture Lead** at A3 Ventures



Nikki Gonclaves

VP of Risk & Compliance

LendingClub | Metallicus | viagogo | BRADLEY University

- 10+ years of experience in Fraud & Risk and Compliance across **TradFi** and **DeFi**
- **Built out global GRC policies** and procedures for Metallicus



Tom Dickman

CTO

NORTHROP GRUMMAN | RetailMeNot Inc. | University of CINCINNATI

- **Deep technical background** that spans across industries and verticals
- Worked in software engineering roles at both RetailMeNot & Northrop Grumman



Sean McGowan

Controller

EverCommerce | pwc | robinhood | UNIVERSITY OF WISCONSIN MADISON

- **CPA with 10+ years** experience in public and private accounting & finance roles
- Supported **Robinhood through its IPO** as an accounting manager
- Spent 5 years at PwC working on publicly traded **Fortune 500** clients



Wolfe Repass

CFO

Ball | CAT | POPSOCKETS | pwc | Robinhood | BRADLEY University

- **CPA with 15+ years** experience in public and private accounting & finance roles
- Spent **10 years at PwC** focused on Fortune 250 SEC filers
- Established all finance and accounting processes at Fold



Ammaarah Khan

Senior Product Manager

Goldman Sachs | J.P.Morgan | NOTABLES | RUTGERS UNIVERSITY

- Served as a product manager at **J.P Morgan** & Notables – a white label NFT marketplace
- Facilitated **Goldman Sachs** branching into **consumer business** via Marcus

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24

Illustrative

Transaction Summary

Key Highlights

- $20M crossover convertible note funded in December 2024[3]
- ~$356M enterprise value[7]
- Implied pre-money equity value of $365M[7]
  - Implied pro forma equity value of ~$499M
- ~$163M of cash & digital assets held on the pro forma balance sheet
  - Including $100M held as bitcoin and $63M as cash
- Fold shareholders will roll 100% of their equity & own ~71% of the combined entity

Sources and Uses

Sources	$M
Fold Rollover Equity	$365
Cash in Trust[2]	51
Crossover Convertible Note[3]	20
Total Sources	**$436**

Uses	$M
Equity to Fold Shareholders	$365
Cash to Balance Sheet	58.3
Transaction Expenses[4]	12.5
Total Uses	**$436**

Pro Forma Valuation[7]

Capitalization	$M
Implied Market Capitalization[1]	**$499**
(-) Net Cash / Bitcoin	(143)
Enterprise Value	**$356**

Pro Forma Ownership at Closing[2,3]



2.0%
6.8%
11.0%
9.6%
70.5%
FOLD
Fold Rollover Equity
Public Shareholders
Sponsor Shares5
Private Placement Shares
Extension Shares6

1) Implied market capitalization is based on $10.72 per share as set forth in the business combination agreement. Includes 3,545,094 founder shares and 976,081 private placement shares. Excludes the 1,772,547 founder shares that are locked up until the earlier of 90 days following closing or stock price closing above $17.00, for 20 out of 30 consecutive trading days during the 10 years following closing. Excludes the dilutive impact of warrants, management equity plan and employee stock purchase plan
2) Assumes no further redemptions from ~$51M cash in trust. SPAC cash amount subject to change depending on actual redemption levels and interest earned in trust
3) Assumes $20M Crossover Convertible Note with fixed $11.50 conversion price. Company pro forma ownership calculated as of closing (and accordingly excludes conversion shares)
4) Reflects an estimate of transaction expenses; actual transaction expenses may vary
5) 1/3rd of Sponsor Shares are locked up until earlier of $12.00 or 6 months; 1/3rd of Sponsor Shares are locked up until earlier of $15.00 or 2 years; 1/3rd of Sponsor Shares are locked up until earlier of $17.00 or 10 years. For all tranches, the applicable 30-day trading period must end at least 90 days following the closing
6) Reflects sponsor shares allocated to certain SPAC investors in September 2023 and January 2024 to extend the lifespan of the SPAC
7) The transaction contains an adjustment in respect of BTC price movement, generally as follows: If the 60-day VWAP of Bitcoin as of the day immediately prior to the Closing Date is equal to or greater than $90,000, the pre-money equity value shall be increased by an amount equal to: (A) (1) 20% multiplied by (2) the product of (x) 1001 (representing the number of bitcoins in treasury at signing) multiplied by (y) the 60-day VWAP of Bitcoin immediately prior to Closing, less (B) an amount equal (x) 1001 multiplied by (y) the 60-day VWAP of Bitcoin immediately prior to signing. Such adjustment (i) is subject to a cap on the total amount of the adjustment and (ii) subject to adjustment in the event any treasury BTC are sold between signing and closing

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26 Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Transferring Wealth First Mover Advantage Depth of Technology x Fold’s bitcoin - linked financial services are creating an ecosystem where customers can integrate bitcoin into their daily lives, enabling wealth generation potential through everyday transactions x Democratizing finance by allowing customers from all backgrounds to accumulate digital assets without the need for large investments x Fold’s offerings contrasts to the capital - intensive mining businesses and the fee - heavy ETF models; providing a differentiated approach for investors to gain BTC exposure in the public markets x Fold is tracking to be the first publicly traded pure play bitcoin financial services company x Proprietary data on customer spending, saving, investing & borrowing trends that can be leveraged for penetration within existing base x Deep relationships with partners, customers, & industry participants while building a brand name in the bitcoin market x As a bitcoin - native specialty finance company, Fold’s products are built on bitcoin, for bitcoiners & by bitcoiners x Unique product offering catered to Fold’s highly engaged customer base x A robust pipeline of future opportunities with potential for cross - selling Conclusion Fold Believes it has a Sustainable Competitive Advantage 1 2 3

Strictly Private & Confidential. Do Not Distribute. © Fold, Inc Fold is a leading bitcoin financial services company dedicated to expanding access to bitcoin investment opportunities through premium financial products. By integrating bitcoin into everyday financial services, Fold aims to make the American Dream available to more people foldapp.com